                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires:  January 31, 2008
                                                      Estimated average burden
                                                      hours per response......14

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                                    Aston Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

(ASTON ASSET MANAGEMENT LOGO)

                                                                JANUARY 11, 2008

                                   ASTON FUNDS

                    ASTON/ABN AMRO INVESTOR MONEY MARKET FUND
                      ABN AMRO GOVERNMENT MONEY MARKET FUND
                 ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND
                           ABN AMRO MONEY MARKET FUND
                      ABN AMRO TAX-EXEMPT MONEY MARKET FUND
                       ABN AMRO TREASURY MONEY MARKET FUND

                            120 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60602

Dear Fellow Shareholder:


     The Aston Funds listed above (each a "Fund" and collectively, the "Funds") will hold a joint Special Meeting of Shareholders (the "Special Meeting") on February 28, 2008, at 9:00 a.m. Eastern time, at the offices of PFPC, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581. You are being asked to consider a proposal to approve a new Investment Advisory Agreement between Aston Funds, on behalf of each Fund, and ABN AMRO Asset Management, Inc. ("AAAM"). The previous Investment Advisory Agreement for each Fund with AAAM was automatically terminated due to a change in control of AAAM's ultimate parent company, ABN AMRO Holdings N.V., and the subsequent restructuring of its businesses.


     If you are a shareholder of record of one or more of the Funds as of the close of business on January 3, 2008, you are entitled to vote on the new agreement with respect to your Fund(s). The new agreement is substantially the same as the agreement that was in place before the acquisition and restructuring of ABN AMRO Holdings N.V. Your portfolio manager is not expected to change as a result of the transaction.

     YOUR FUND'S BOARD OF TRUSTEES HAS APPROVED THE PROPOSAL AND URGES YOU TO VOTE "FOR" THE PROPOSAL.

YOUR VOTE IS IMPORTANT!   Please review the attached proxy statement carefully.
Enclosed is a proxy card that we ask you to complete, sign, date and return as soon as possible in the postage-paid envelope. You may also vote by telephone or over the Internet using the toll-free telephone number or web address printed on your proxy card. Thank you for your attention and your vote with regard to this important proposal. Please call proxy services at (800) 708-7956 if you need more information.

Thank you for your response, and we look forward to serving your future investment needs.

Sincerely,

/s/ Kenneth C. Anderson
Kenneth C. Anderson
President

                                                                JANUARY 11, 2008

                      IMPORTANT NOTICE TO FUND SHAREHOLDERS

     While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposal, which will require a shareholder vote.

                              QUESTIONS AND ANSWERS

Q:     WHY AM I RECEIVING THIS PROXY STATEMENT?

       A: Prior to October 17, 2007, ABN AMRO Asset Management, Inc. ("AAAM") served as investment adviser to the Aston/ABN AMRO Investor Money Market Fund, ABN AMRO Government Money Market Fund, ABN AMRO Institutional Prime Money Market Fund, ABN AMRO Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund and ABN AMRO Treasury Money Market Fund (each a "Fund" and collectively, the "Funds"), each a series of Aston Funds (the "Trust"). On October 17, 2007, a consortium comprised of The Royal Bank of Scotland Group plc, Banco Santander Central Hispano and Fortis N.V. completed a tender offer for substantially all of the shares of ABN AMRO Holdings N.V. ("ABN AMRO"), AAAM's ultimate parent company (the "Tender Offer"). The completion of the Tender Offer was deemed to have been an "assignment" of each previous investment advisory agreement between the Trust, on behalf of the Funds, and AAAM and resulted in the automatic termination of those agreements. The consortium intends to restructure ABN AMRO and separate its various businesses among the members of the consortium. Pursuant to this restructuring, Fortis N.V. will acquire ABN AMRO's asset management business. The Tender Offer and subsequent restructuring of ABN AMRO are collectively referred to as the "Transaction."

              This Proxy Statement seeks shareholder approval of a new Investment Advisory Agreement between the Trust, on behalf of each Fund, and AAAM. The enclosed Proxy Statement gives you additional information on the proposed new Investment Advisory Agreement for your Fund. Please refer to the Proxy Statement for a detailed explanation of the items you are being asked to vote on.

Q:     WHY IS A VOTE ON THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT REQUIRED?

       A: The previous investment advisory agreement with AAAM automatically terminated as a result of the Transaction. As such, each Fund must enter into a new Investment Advisory Agreement in order to retain AAAM as investment adviser. The Investment Company Act of 1940, as amended ("1940 Act"), generally requires shareholders to approve new investment advisory agreements.

Q: WHAT HAPPENS IF THE NEW INVESTMENT ADVISORY AGREEMENT IS NOT APPROVED BY SHAREHOLDERS?

       A: If shareholders do not approve the new Investment Advisory Agreement, AAAM will continue providing investment advisory services to the Fund under an Interim Investment Advisory Agreement. On October 16, 2007, in anticipation of the Transaction, the Board of Trustees of the Trust (the "Board") approved an Interim Investment Advisory Agreement with AAAM for each Fund, effective upon the automatic termination of the previous agreements. The Interim Investment Advisory Agreement will terminate as of the earlier of March 15, 2008 or the effective date of the new Investment Advisory Agreement. If the new Investment Advisory Agreement is not approved, the Board will take such actions as it deems to be in the best interests of the Funds.

Q:     HOW WILL THE TRANSACTION AFFECT THE MANAGEMENT OF MY FUND(S)?

       A: If shareholders approve the new investment advisory agreement, AAAM will continue to serve as investment adviser to your Fund(s) under an agreement that is substantially the same as the current agreement. AAAM expects to retain the portfolio manager of each Fund and substantially all of the investment personnel responsible for providing services to the Funds prior to the Transaction. AAAM will become a part of the Fortis organization.

Q:     WILL THE PROPOSED CHANGE RESULT IN HIGHER ADVISORY FEES?

       A: No. The fees under the new Investment Advisory Agreement will remain the same.

Q:     HAS THE BOARD OF ASTON FUNDS APPROVED THE PROPOSAL?

       A: Yes. The Board, including the Independent Trustees voting separately, have approved the proposal for each Fund and unanimously recommend that you vote "FOR" the proposal.

Q:     WHAT HAPPENS UNTIL THE SHAREHOLDERS MEETING IS HELD?

       A: AAAM will continue to serve as the investment adviser to your Fund(s) under the Interim Investment Advisory Agreement referred to above.

Q: WILL MY FUND PAY FOR THE PROXY SOLICITATION AND OTHER COSTS ASSOCIATED WITH THE TRANSACTION?

       A: No. AAAM has agreed that it or an affiliate will bear all of the Fund's costs related to the Transaction, including the costs of preparing, printing and mailing the proxy statement and related solicitation expenses.

Q:     WHOM DO I CALL FOR MORE INFORMATION?

       A:     Please call Computershare Fund Services toll-free at (800) 708-
              7956.

                                   ASTON FUNDS

                    ASTON/ABN AMRO INVESTOR MONEY MARKET FUND
                      ABN AMRO GOVERNMENT MONEY MARKET FUND
                 ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND
                           ABN AMRO MONEY MARKET FUND
                      ABN AMRO TAX-EXEMPT MONEY MARKET FUND
                       ABN AMRO TREASURY MONEY MARKET FUND

                            120 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60602

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 28, 2008

To the Shareholders of the Above Named Funds:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of Aston/ABN AMRO Investor Money Market Fund, ABN AMRO Government Money Market Fund, ABN AMRO Institutional Prime Money Market Fund, ABN AMRO Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund and ABN AMRO Treasury Money Market Fund (each a "Fund" and collectively, the "Funds"), each a series of Aston Funds (the "Trust"), a Delaware statutory trust, will be held at the offices of the Trust's sub-administrator, PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, on February 28, 2008 at 9:00 a.m. Eastern time (the "Special Meeting"), for the following purpose and to transact such other business, if any, as may properly come before the Special Meeting:

     1. For each Fund, to approve a new Investment Advisory Agreement between the Trust, on behalf of each Fund, and ABN AMRO Asset Management, Inc.

     The Board of Trustees has fixed the close of business on January 3, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

                                        By Order of the Board of Trustees,
                                        Gerald F. Dillenburg
                                        Senior Vice President, Secretary and
                                        Treasurer

January 11, 2008

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. YOU MAY EXECUTE THE PROXY CARD USING THE METHODS DESCRIBED IN THE PROXY CARD. EXECUTING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. SHAREHOLDERS ALSO HAVE THE OPTION TO PROVIDE THEIR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                             INSTRUCTIONS FOR VOTING

     The following general rules apply to voting by mail and will help you to properly sign your proxy card. Please read carefully, because if you do not sign your proxy card properly your vote will be invalidated.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Both parties must sign, and the name of each party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                VALID SIGNATURE

CORPORATE ACCOUNTS
(1)   ABC Corp.                             ABC Corp. by
                                                 John Doe, Treasurer
(2)   ABC Corp.                             John Doe
           John Doe, Treasurer
(3)   ABC Corp. Profit Sharing Plan         John Doe

TRUST ACCOUNTS
(1)   ABC Trust                             Jane B. Doe, Trustee
(2)   Jane B. Doe, Trustee                  Jane B. Doe
           u/t/d/ 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1)   John B. Smith, Cust.                  John B. Smith
           f/b/o John B. Smith, Jr. UGMA
(2)   Estate of John B. Smith               John B. Smith, Jr., Executor




Rather than mailing in your proxy, you may vote by telephone or over the Internet using the toll-free telephone number or web address printed on your proxy card. These options require you to input the control number located on your proxy card. After inputting the control number you may enter your vote on the proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating the telephone call or Internet link.

                                                                JANUARY 11, 2008

                                   ASTON FUNDS

                    ASTON/ABN AMRO INVESTOR MONEY MARKET FUND
                      ABN AMRO GOVERNMENT MONEY MARKET FUND
                 ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND
                           ABN AMRO MONEY MARKET FUND
                      ABN AMRO TAX-EXEMPT MONEY MARKET FUND
                       ABN AMRO TREASURY MONEY MARKET FUND

                            120 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60602

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 28, 2008

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Aston Funds (the "Board" or "Trustees"), a Delaware statutory trust (the "Trust"), for Aston/ABN AMRO Investor Money Market Fund, ABN AMRO Government Money Market Fund, ABN AMRO Institutional Prime Money Market Fund, ABN AMRO Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund and ABN AMRO Treasury Money Market Fund (each a "Fund" and collectively, the "Funds"), for use at a Special Meeting of Shareholders of the Funds to be held at 9:00 a.m. Eastern time on Thursday, February 28, 2008, at the offices of the Trust's sub-administrator, PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, and any adjournments thereof (the "Special Meeting").


     This Proxy Statement and the accompanying Notice of Special Meeting and proxy card are expected to be mailed to shareholders on or about January 11, 2008 or as soon as practical thereafter.

     If the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR the proposal. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Special Meeting.

     Shareholders of a Fund are entitled to one vote for each full Share held and fractional votes for fractional Shares. One-third of the aggregate number of Shares entitled to vote, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted for purposes of determining the presence of a quorum for transacting business at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. ABN AMRO Asset Management, Inc. ("AAAM") or its affiliates will pay the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy.

     The following table indicates which shareholders are solicited with respect to the proposal:

                                                   PROPOSAL
                                            ----------------------
                                            APPROVE NEW INVESTMENT
                   FUND                       ADVISORY AGREEMENT
------------------------------------------  ----------------------
Aston/ABN AMRO Investor Money Market
  Fund....................................             X
ABN AMRO Government Money Market Fund.....             X
ABN AMRO Institutional Prime Money Market
  Fund....................................             X
ABN AMRO Money Market Fund................             X
ABN AMRO Tax-Exempt Money Market Fund.....             X
ABN AMRO Treasury Money Market Fund.......             X


     The proposal requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The term "majority of the outstanding voting securities," as used in this Proxy Statement, means the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of a Fund. Abstentions and broker non-votes will have the effect of a "no" vote for purposes of determining the requisite approval of the proposal.

     The Board has fixed the close of business on January 3, 2008 as the record date (the "Record Date") for the determination of shareholders of each Fund entitled to notice of and to vote at the Special Meeting and all adjournments thereof. At the close of business on the Record Date, the Funds have issued and outstanding Shares as follows:

                                                             CLASS OF SHARES
                            ---------------------------------------------------------------------------------
           FUND                CLASS N          CLASS I          CLASS S           CLASS Y         CLASS YS
--------------------------  -------------   --------------   --------------   ----------------   ------------
Aston/ABN AMRO Investor
  Money Market Fund.......  31,889,089.77              N/A              N/A                N/A            N/A
ABN AMRO Government Money
  Market Fund.............            N/A   267,828,337.69    94,187,235.18                N/A            N/A
ABN AMRO Institutional
  Prime Money Market
  Fund....................            N/A              N/A              N/A   2,334,214,819.75   9,083,267.85
ABN AMRO Money Market
  Fund....................            N/A     7,416,161.83   249,546,511.15                N/A            N/A
ABN AMRO Tax-Exempt Money
  Market Fund.............            N/A   233,002,786.46    48,750,240.23                N/A            N/A
ABN AMRO Treasury Money
  Market Fund.............            N/A   147,030,606.81    10,637,094.87                N/A            N/A




     AS OF NOVEMBER 30, 2007, THE OFFICERS AND TRUSTEES OF THE TRUST AS A GROUP BENEFICIALLY OWNED LESS THAN 1% OF THE SHARES OF EACH FUND, EXCEPT CLASS I OF ABN AMRO MONEY MARKET FUND. AS OF NOVEMBER 30, 2007, MR. BILTON OWNED 343,297.64 SHARES OF CLASS I OF ABN AMRO MONEY MARKET FUND, WHICH IS 32.37% OF CLASS I AND 0.14% OF THE FUND. AS OF NOVEMBER 30, 2007, NO OFFICER OR TRUSTEE OF THE TRUST, EXCEPT MR. BILTON, OWNED SHARES OF THE FUND.

     As of January 3, 2008, to the best knowledge of the Funds, the following persons owned of record or beneficially 5% or more of the outstanding shares of each Fund.


                    ASTON/ABN AMRO INVESTOR MONEY MARKET FUND

      TITLE OF
       CLASS                 SHAREHOLDER NAME AND ADDRESS             SHARES OWNED     PERCENT OF CLASS
-------------------  -------------------------------------------   -----------------   ----------------
Class N              DCGT                                              2,288,386.110        7.1803%
                     711 High Street
                     Des Moines, IA 50303



                     ABN AMRO GOVERNMENT MONEY MARKET FUND

      TITLE OF
       CLASS                 SHAREHOLDER NAME AND ADDRESS             SHARES OWNED     PERCENT OF CLASS
-------------------  -------------------------------------------   -----------------   ----------------
Class S              National Financial Services                      93,379,945.310        99.1429%
                     200 Liberty Street 1 World Financial Center
                     New York, NY 10281
Class I              LaSalle National Trust NA                       233,682,095.120        87.2507%
                     P.O. Box 1443
                     Chicago, IL 60690-1443
Class I              DCGT                                             32,008,851.430        11.9513%
                     711 High Street
                     Des Moines, IA 50303



                 ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND

      TITLE OF
       CLASS                 SHAREHOLDER NAME AND ADDRESS             SHARES OWNED     PERCENT OF CLASS
-------------------  -------------------------------------------   -----------------   ----------------
Class Y              LaSalle National Trust NA                     1,396,460,153.900        59.8286%
                     P.O. Box 1443
                     Chicago, IL 60690-1443
Class Y              Mellon Bank                                     450,850,271.280        19.3158%
                     One Mellon Bank Center 4th Floor
                     Pittsburgh, PA 15258-0001
Class YS             LaSalle National Trust NA                         2,429,566.350        26.7845%
                     P.O. Box 1443
                     Chicago, IL 60690-1443
Class YS             Equipment Financing & Leasing Corporation           889,360.840         9.8047%
                     2005 Hamlin Road Suite 200
                     Rochester Hills, MI 48309-3380
Class YS             Michigan Soft Drink Association                     857,465.730         9.4530%
                     124 West Allegan Street Suite 634
                     Lansing, MI 48933-1707
Class YS             Christ Church                                       468,317.330         5.1629%
                     2500 Breton Road SE
                     Grand Rapids, MI 49546-5630

                           ABN AMRO MONEY MARKET FUND

      TITLE OF
       CLASS                 SHAREHOLDER NAME AND ADDRESS             SHARES OWNED     PERCENT OF CLASS
-------------------  -------------------------------------------   -----------------   ----------------
Class S              National Financial Services                     242,628,378.480        97.2277%
                     200 Liberty Street 1 World Financial Center
                     New York, NY 10281
Class I              National Financial Services                       6,373,189.850        85.9365%
                     200 Liberty Street 1 World Financial Center
                     New York, NY 10281



                      ABN AMRO TAX-EXEMPT MONEY MARKET FUND

      TITLE OF
       CLASS                 SHAREHOLDER NAME AND ADDRESS             SHARES OWNED     PERCENT OF CLASS
-------------------  -------------------------------------------   -----------------   ----------------
Class S              National Financial Services                      48,663,598.120        99.8223%
                     200 Liberty Street 1 World Financial Center
                     New York, NY 10281
Class I              LaSalle National Trust NA                       212,949,072.520        91.3934%
                     P.O. Box 1443
                     Chicago, IL 60690-1443
Class I              Saxon & Company                                  17,108,982.000         7.3428%
                     8800 Tinicum Blvd.
                     Philadelphia, PA 19153



                       ABN AMRO TREASURY MONEY MARKET FUND

      TITLE OF
       CLASS                 SHAREHOLDER NAME AND ADDRESS             SHARES OWNED     PERCENT OF CLASS
-------------------  -------------------------------------------   -----------------   ----------------
Class S              National Financial Services                      10,273,221.860        96.5792%
                     200 Liberty Street 1 World Financial Center
                     New York, NY 10281
Class I              LaSalle National Bank                           146,221,710.790        99.4499%
                     P.O. Box 1443
                     Chicago, Il 60690-1443



     THE FUNDS' MOST RECENT ANNUAL REPORT IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY WRITING THE TRUST AT P.O. BOX 9765, PROVIDENCE, RHODE ISLAND 02940, BY CALLING TOLL-FREE 1-800-992-8151 OR BY DOWNLOADING IT AT WWW.ASTONFUNDS.COM. TO HELP REDUCE FUND EXPENSES AND ENVIRONMENTAL WASTE, THE FUNDS COMBINE MAILINGS FOR MULTIPLE ACCOUNTS GOING TO A SINGLE ADDRESS BY DELIVERING THE FUNDS' REPORTS AND PROXY STATEMENTS IN A SINGLE ENVELOPE. IF YOU DO NOT WANT TO CONTINUE CONSOLIDATING YOUR FUND MAILINGS AND PREFER TO RECEIVE SEPARATE MAILINGS WITH MULTIPLE COPIES OF FUND REPORTS AND PROXY STATEMENTS, OR IF YOU CURRENTLY RECEIVE MULTIPLE COPIES AND WOULD LIKE TO REQUEST A SINGLE COPY, PLEASE CALL ONE OF THE FUNDS' REPRESENTATIVES AT 1-800-992-8151 OR WRITE TO THE ADDRESS ABOVE.


     For your convenience, you may submit your vote by mail. If you are mailing your proxy card, you are requested to:

     -     indicate your instructions on the enclosed proxy card;

     -     date and sign the proxy card;

     - mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

     - allow sufficient time for the proxy card to be received on or before 9:00 a.m. Eastern time on February 28, 2008.

     Instead of mailing your proxy, you may vote by telephone or over the Internet using the toll-free telephone number or web address printed on your proxy card. These options require you to input the control number located on your proxy card. After inputting the control number, you may enter your vote on the proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating the telephone call or Internet link.

                                   BACKGROUND

     Prior to October 17, 2007, AAAM served as investment adviser to the Funds. On October 17, 2007, a consortium comprised of The Royal Bank of Scotland Group plc, Banco Santander Central Hispano and Fortis N.V. successfully completed a tender offer for substantially all of the shares of ABN AMRO Holdings N.V. ("ABN AMRO"), AAAM's ultimate parent company (the "Tender Offer"). A change in control of an investment adviser or a person controlling an investment adviser is deemed to be an assignment of any investment advisory agreement of that investment adviser. As such, the Tender Offer was deemed to be an "assignment" of each previous investment advisory agreement between the Trust, on behalf of the Funds, and AAAM (the "Previous Investment Advisory Agreements") and resulted in the automatic termination of those agreements as of October 17, 2007. Each Previous Investment Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), provides for its automatic termination in the event of its "assignment" (as defined in the 1940
Act).


     Following the completion of the Tender Offer, the consortium commenced the process of restructuring ABN AMRO and transferring its businesses to the various members of the consortium. Subject to regulatory approvals, the asset management businesses of ABN AMRO will be acquired by Fortis N.V. It is expected that AAAM will be merged into Fortis Investment Management USA, Inc., which is a wholly-owned subsidiary of Fortis Investment Management S.A., through a series of transactions that are expected to be completed in 2008. The Tender Offer and the subsequent restructuring of ABN AMRO are collectively referred to herein as the "Transaction."


     In anticipation of the Transaction, the Board met in person on October 16, 2007 to approve an interim investment advisory agreement between the Trust, on behalf of each Fund, and AAAM (the "Interim Investment Advisory Agreement"), effective upon the automatic termination of each Fund's Previous Investment Advisory Agreement. Accordingly, AAAM currently serves as the investment adviser for each Fund under the Interim Investment Advisory Agreement and is responsible for the day-to-day investment management of each Fund. AAAM will continue as the investment adviser for a Fund if the new Investment Advisory Agreement is approved by that Fund's shareholders.

     The Interim Investment Advisory Agreement for each Fund will continue in effect for a term ending on the earlier of March 15, 2008 or the effective date of a new investment advisory agreement (each, a "New Investment Advisory Agreement," and collectively, the "New Investment Advisory Agreements"). Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by AAAM under the Interim Investment Advisory Agreement is held in an interest bearing account. If the shareholders of a Fund approve the New Investment Advisory Agreement with respect to their Fund, the amount held in the escrow account under the Interim Investment Advisory Agreement will be paid to AAAM. If the shareholders of a Fund do not approve the New Investment Advisory Agreement with respect to their Fund, AAAM will be paid the lesser of its costs incurred in performing its services under the Interim Investment Advisory Agreement with respect to that Fund or the total amount in the escrow account, plus interest earned.

     The Board met in person to consider a New Investment Advisory Agreement between the Trust, on behalf of each Fund, and AAAM, or its successor resulting from the Transaction, at a meeting held on December 20, 2007. The Board determined that the Agreement was in the best interests of each Fund and its shareholders. Accordingly, the Board of Trustees, including the Trustees who are not parties to the Previous Investment Advisory Agreement, the Interim Investment Advisory Agreement, the proposed New Investment Advisory Agreement, and who are not "interested persons" of the Funds, or any current or proposed investment adviser or subadviser as defined in the 1940 Act (hereafter, the "Independent Trustees"), approved the Agreement as to the Transaction, including any deemed assignment of such Agreement in connection with the Transaction, and recommended that shareholders approve the New Investment Advisory Agreement between AAAM and the Trust, on behalf of each Fund, as further described below.

             PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

     Prior to the Transaction, AAAM served as the investment adviser with respect to Aston/ABN AMRO Investor Money Market Fund pursuant to an Investment Advisory Agreement dated May 11, 2001 and with respect to each other Fund pursuant to an Investment Advisory Agreement dated September 27, 2001. Each Fund's Previous Investment Advisory Agreement was last submitted to a shareholder vote, including a consent of the sole shareholder, as indicated below:

                               DATE PREVIOUS INVESTMENT
                             ADVISORY AGREEMENT WAS LAST
           FUND             SUBMITTED TO SHAREHOLDER VOTE             REASON
--------------------------  -----------------------------   --------------------------
Aston/ABN AMRO Investor
  Money Market Fund.......  January 17, 2001                Manager Acquisition
ABN AMRO Government Money
  Market Fund.............  September  26, 2001             New Fund
ABN AMRO Institutional
  Prime Money Market
  Fund....................  December 13, 2002               Change Management Fee
ABN AMRO Money Market
  Fund....................  September  26, 2001             New Fund
ABN AMRO Tax-Exempt Money
  Market Fund.............  September  26, 2001             New Fund
ABN AMRO Treasury Money
  Market Fund.............  September  26, 2001             New Fund


     The 1940 Act requires an investment advisory agreement to be approved by the Board, including the Independent Trustees, and each Fund's shareholders in order for it to become effective. Because the Previous Investment Advisory Agreements were expected to terminate as a result of the Transaction, the Board met in person on October 16, 2007 for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve the Interim Investment Advisory Agreement, allowing AAAM to continue providing services to the Funds. The Board also met on December 20, 2007 for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve the New Investment Advisory Agreement. At the Board meetings, and for the reasons discussed below, the Board, including a majority of the Independent Trustees, approved the New Investment Advisory Agreement with respect to each Fund and recommended its approval by shareholders. If shareholders approve the New Investment Advisory Agreement, the Interim Investment Advisory Agreement will terminate as of the effective date of the New Investment Advisory Agreement.

     In the event shareholders of a Fund do not approve the New Investment Advisory Agreement, the Board will take such actions as it deems to be in the best interests of the Fund and its shareholders. The form of the New Investment Advisory Agreement is attached hereto as Appendix A.

COMPARISON OF PREVIOUS INVESTMENT ADVISORY AGREEMENT AND NEW INVESTMENT ADVISORY AGREEMENT

     The terms of the New Investment Advisory Agreement are substantially the same as those of the Previous Investment Advisory Agreement for each Fund, except for the date of effectiveness, the date of termination and as described below. There is no change in the advisory fee rate payable by each Fund. The New Investment Advisory Agreement for each Fund will be effective as soon as practicable following shareholder approval and will have an initial term, with respect to each Fund, ending on December 31, 2009. The New Investment Advisory Agreement for each Fund will continue in effect from year to year thereafter if such continuance is approved on behalf of a Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Previous Investment Advisory Agreement to the corresponding terms of the New Investment Advisory Agreement for each Fund.

     Investment Management Services. The investment management services to be provided by AAAM to each Fund under the New Investment Advisory Agreement will be substantially the same as the services provided by AAAM to each Fund under the Previous Investment Advisory Agreement and that are currently provided to each Fund under the Interim Investment Advisory Agreement. Both the Previous Investment Advisory Agreement and New Investment Advisory Agreement for each Fund provide that the investment adviser shall manage the investment and reinvestment of each Fund's assets in accordance with the Fund's investment objective and policies and limitations and administer the Fund's affairs to the extent requested by, and subject to, the oversight of the Fund's Board.

     Brokerage. Both the Previous Investment Advisory Agreement and the New Investment Advisory Agreement for each Fund authorize the investment adviser to select brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the investment adviser. Both agreements permit the investment adviser to rely on Section 28(e) of the Securities Exchange Act of 1934, as amended, in placing brokerage transactions. Under that Section, a commission paid to a broker may be higher than that which another qualified broker would have charged for effecting the same transaction, provided the investment adviser determines in good faith that the commission is reasonable in terms of either the transaction or the overall responsibility of the investment adviser to the Funds and its other clients and that the total commissions paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term.

     Expenses. The Previous Investment Advisory Agreement and the New Investment Advisory Agreement for each Fund provide that the investment adviser shall pay all its own costs and expenses incurred in fulfilling its obligations under the agreement, as well as pay for all necessary services, facilities and personnel. The Previous Investment Advisory Agreement for each Fund is silent with respect to payment of the expenses of the Fund. The New Investment Advisory Agreement provides that a Fund shall pay all expenses incidental to its operation and business not specifically assumed or agreed to be paid by the investment adviser and sets forth a non-exclusive list of such expenses. Although this policy is not stated in the Previous Investment Advisory Agreement, each Fund currently pays such expenses.

     Compensation. In return for the services provided under each Previous Investment Advisory Agreement, each Fund pays AAAM an advisory fee, which is accrued daily and payable monthly. Under the New Investment Advisory Agreement, each Fund will pay AAAM an advisory fee at the same advisory fee rate. The advisory fee rates under the Previous Investment Advisory Agreement and the New Investment Advisory Agreement for each

Fund, each Fund's net assets as of October 31, 2007, and the net fees paid for the fiscal year ending as of October 31, 2007 are as follows:

                                ADVISORY FEE RATE
                               (AS A % OF AVERAGE                    NET ADVISORY FEES
             FUND               DAILY NET ASSETS)     NET ASSETS     AFTER FEE WAIVERS
             ----              ------------------   --------------   -----------------
Aston/ABN AMRO Investor Money
  Market Fund................          .40%         $   36,958,977       $  242,971
ABN AMRO Government Money
  Market Fund................          .20%         $  358,040,547       $  928,819
ABN AMRO Institutional Prime
  Money Market Fund..........          .10%         $1,771,613,713       $2,347,423
ABN AMRO Money Market Fund...          .35%         $  274,573,832       $  507,182
ABN AMRO Tax-Exempt Money
  Market Fund................          .35%         $  260,905,903       $  577,224
ABN AMRO Treasury Money
  Market Fund................          .35%         $   64,490,696       $  136,954





     Limitation on Liability. Under the Previous Investment Advisory Agreement and New Investment Advisory Agreement for each Fund, the investment adviser and its directors, officers, stockholders, employees and agents will not be liable for any error of judgment or mistake of law or for any loss suffered by the investment adviser or the Funds in connection with any matters to which the advisory agreement relates or for any other act or omission in the performance by the investment adviser of its duties under the advisory agreement, except that nothing in the advisory agreement shall be construed to protect the investment adviser against any liability by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or for its reckless disregard of its obligations or duties under the advisory agreement.

     Continuance. The Previous Investment Advisory Agreement of each Fund originally was in effect for an initial term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Investment Advisory Agreement for the Fund, the New Investment Advisory Agreement with respect to the Fund will be effective as soon as practicable following the date of shareholder approval and will have an initial term, with respect to each Fund, ending on December 31, 2009. Thereafter, the New Investment Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

     Termination. The Previous Investment Advisory Agreement and New Investment Advisory Agreement for each Fund provides that the investment advisory agreement may be terminated at any time without the payment of any penalty by the Fund or investment adviser on sixty (60) days' written notice to the other party. A Fund may terminate the advisory agreement by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

INFORMATION CONCERNING THE ADVISER


     ABN AMRO Asset Management, Inc. is located at 135 South LaSalle Street, Suite 2300, Chicago, Illinois 60603 and serves as investment adviser or subadviser to eight series of the Aston Funds. As of September 30, 2007, AAAM managed approximately $20.7 billion in assets consisting of primarily institutional accounts, including insurance, pension and profit-sharing trusts.


     Fortis Investment Management USA, Inc. ("FIM"), located at 75 State Street, Boston, Massachusetts 02109, managed approximately $20.5 billion in assets as of November 2007.

     The table below lists the names and principal occupations of FIM principal executive officers and directors. The address of each individual listed below is 75 State Street, Boston, Massachusetts 02109.

NAME AND ADDRESS                     PRINCIPAL OCCUPATION
----------------                ------------------------------
Richard Wohanka                 Chief Executive Officer,
                                Director
Keith Rake                      Chief Operating Officer
William De Vijlder              Chief Investment Officer,
                                Director
William Braman                  Head of Americas
                                Chief Compliance Officer,
                                Director
John Barletta                   Director
Waldo Abbot                     Director



     FIM is a wholly-owned subsidiary of Fortis Investment Management S.A., located at Avenue de L'Astronomie, B-1210 Brussels.


FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE NEW INVESTMENT ADVISORY AGREEMENT


     The Board considered information received and discussions held at in-person meetings held on October 16, 2007 and December 20, 2007 regarding the Transaction and its impact on the nature, quality and extent of services provided by AAAM. In determining whether to approve the New Investment Advisory Agreement for each Fund in connection with the Transaction and whether to recommend approval of the agreement to shareholders, the Board received information and made inquiries into all matters deemed relevant and considered the following factors, among others:


     - The Previous Investment Advisory Agreement was automatically terminated as a result of the acquisition of substantially all of the outstanding shares of ABN AMRO Holdings N.V., the parent company of AAAM;

     - AAAM and Fortis N.V. believe that the combination of the assets, personnel and resources of the two organizations could result in potential benefits to the Funds over the long-term;

     - AAAM and Fortis N.V. have put in place a transition plan to retain key investment personnel during the integration period, and the portfolio managers and investment personnel for the Funds are not expected to change as a result of the Transaction;

     - The investment approach that has been employed for the Funds will remain the same following the Transaction;

     - The New Investment Advisory Agreement with AAAM will be substantially the same as the Previous Investment Advisory Agreement, and the investment advisory fee rate will remain the same; and

     - AAAM has undertaken to bear all costs of the Funds relating to the Transaction, including the costs of preparing, printing and mailing this Proxy Statement and related solicitation expenses.


     Nature, Quality and Extent of Services. The Board considered the impact of the Transaction on the nature, extent and quality of services to be provided under the New Investment Advisory Agreement. The Board considered the investment performance of the Funds and the previous investment experience of the Funds' portfolio managers. The Board noted that the investment strategy and philosophy of the investment adviser with respect to the Funds are expected to remain the same following the Transaction. The Board also noted that the portfolio management team was expected to remain substantially the same following the Transaction. The Board also considered that the New Investment Advisory Agreement would be the same in all substantive respects as the Previous Investment Advisory Agreement. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by AAAM following the Transaction are expected to continue to be satisfactory with respect to each Fund.


     Expenses. The Board of Trustees considered each Fund's management fee rate, estimated operating fees and total expense ratio. The Board noted that the fee rates under the New Investment Advisory Agreement are identical to the fee rates under the Previous Investment Advisory Agreement. As a part of this analysis, the Board considered the investment advisory fee to be paid by each Fund to AAAM as well as fee waivers or expenses to be reimbursed by AAAM and compared the gross and net advisory fees and estimated total expenses to those of a relevant peer group based on information and data supplied by Lipper Inc. In each case, the Board concluded that the advisory fee was reasonable and appropriate in amount given the nature, quality and extent of services provided.

     Costs and Profitability. With respect to the costs of services provided and profits by the investment adviser, the Board considered the resources involved in managing the Funds as well as fee waivers or expenses to be reimbursed by the investment adviser. The Board received information regarding the profitability of AAAM and received confirmation that the Transaction was not expected to have a material impact on profitability. Based upon anticipated asset size and the impact of fee waivers or expenses to be reimbursed by the investment adviser, the Board concluded that profitability was not expected to be unreasonable.

     Economies of Scale. The Board considered the extent to which economies of scale would be realized. The Board reviewed the Funds' expense ratios giving effect to fee waivers or expenses reimbursed by the investment adviser, and considered the asset size of the Funds. The Board concluded that at this time, the potential for economies of scale are limited.

     Other Benefits to the Investment Adviser. The Board also considered the character and amount of other incidental benefits received by AAAM and its affiliates. The Board considered that the investment adviser generally does not use portfolio brokerage transactions to pay for research services generated by third parties for the Funds. The Board concluded that any incidental benefits to be received by AAAM and its affiliates from its relationship with the Funds are expected to be reasonable.

     Conclusion. Based upon its evaluation of all material factors and assisted by the advice of independent legal counsel, the Board, including all of the Independent Trustees, concluded that the terms of the New Investment Advisory Agreement, including the proposed advisory fees, were fair and reasonable, and that the New Investment Advisory Agreement on behalf of each Fund should be approved.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED
                       NEW INVESTMENT ADVISORY AGREEMENT.

REQUIRED VOTE

     Approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund, which means the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of a Fund.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     Under Delaware law, the Trust is not required to hold annual shareholders' meetings, but it will hold special meetings as required or deemed desirable, or upon the request of holders of at least 10% of the Trust's Shares entitled to vote. Because the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders' meeting should mail the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and must be received by the Trust within a reasonable time before the solicitation of proxies for that meeting. The timely submission of a proposal does not guarantee its inclusion.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Trustees is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

                          DISTRIBUTOR AND ADMINISTRATOR

     Set forth below are the names and addresses of the Trust's distributor and administrator:

ADMINISTRATOR                       DISTRIBUTOR
-------------                       -----------
Aston Asset Management LLC          PFPC Distributors, Inc.
120 North LaSalle Street            760 Moore Road
Chicago, IL 60602                   King of Prussia, PA 19406


                              BROKERAGE COMMISSIONS

     During the fiscal year ended October 31, 2007, no brokerage commissions were paid to affiliated brokers.

                         EXPENSES OF PROXY SOLICITATION

     It is expected that the solicitation of proxies will be primarily by mail. Officers and service providers of the Trust may also solicit proxies by telephone, telegraph, facsimile, Internet or in person. The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies will be paid by AAAM or its affiliates, and not by the Funds. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $45,000 plus reasonable expenses.

     PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                        By Order of the Board of Trustees,

                                        /s/ Gerald F. Dillenburg
                                        Gerald F. Dillenburg
                                        Senior Vice President, Secretary and
                                        Treasurer

                                   APPENDIX A

                                     FORM OF
                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this            day of                     , 2008 by and
between ASTON FUNDS, a Delaware statutory trust (the "Trust"), on behalf of each series of the Trust set forth on Schedule A hereto as may be amended from time to time (each individually, a "Fund" and collectively, the "Funds") and ABN AMRO ASSET MANAGEMENT, INC., an Illinois corporation (the "Adviser").

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company; and

     WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to each Fund, and the Adviser is willing to furnish such services to each Fund.

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

     1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to each Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (i) manage the investment and reinvestment of the assets of each Fund, (ii) continuously review, supervise and administer the investment program of each Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the oversight of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in each Fund's then effective prospectus and statement of additional information. The Adviser shall determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by each Fund and what portion of the assets of the Fund's portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Trust's Declaration of Trust and By-Laws, as amended from time to time, the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and communicated to the Adviser. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies. The Adviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Funds, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to a Fund's portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

     3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Funds and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Funds are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of a Fund, or be in breach of any obligation owing to the Trust or in respect of a Fund under this Agreement, or otherwise, solely by reason of its having caused a Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretive guidance issued by the SEC thereunder) provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Funds, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

     4. EXPENSES. The Adviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including, without limitation: advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund's securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, administrators, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund's shares and servicing shareholder accounts; expenses of registering and qualifying the Fund's shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund's shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund except as otherwise determined by the Trustees; Board fees; audit fees; travel expenses of officers, Trustees and employees of the Trust who are not officers, employees or directors of the Adviser or its affiliates, if any; and the Trust's pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and its officers, Trustees and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto.

     5. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in this Agreement, each Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth the annual rate set forth opposite such Fund's name on Schedule B hereto based on the Fund's average daily net assets for that month. For the purposes of this Agreement, each Fund's "net assets" shall be determined as provided in such Fund's then effective prospectus and statement of additional information.

     In the event of termination of this Agreement for a given Fund, the fee provided in this Section 5 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect for that Fund.

     6. REPORTS. The Trust, on behalf of each Fund, and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request. Information and reports furnished by the Adviser to the Board and the officers of the Trust shall be at the Adviser's expense. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that any records that it maintains for a Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request; provided, however, that the Adviser may retain for its records copies of the records so surrendered. The Adviser further agrees to arrange for the preservation of any such records for the periods prescribed by Rule 31a-2 under the 1940 Act.

     7. STATUS OF ADVISER. The services of the Adviser to the Funds are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Funds are not impaired thereby.

     8. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to a Fund, or to any shareholder of a Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of a Fund.

     9. DURATION AND TERMINATION. The term of this Agreement shall commence with respect to a Fund on the date set forth opposite such Fund's name as set forth on Schedule A hereto (the "Effective Date"), provided that this Agreement is first approved by the Board of Trustees of the Trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in Section 15(c) of the 1940 Act, and by the holders of a majority of the outstanding voting securities of the Fund, and shall continue in effect for the initial term set forth in Schedule A. This Agreement shall continue in effect with respect to a Fund after its initial term, provided such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated with respect to a Fund: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of such Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund or Funds. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 9, the terms "assignment," "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder, subject to such exemptions as may be granted by the SEC by any rule, regulation, order or interpretative guidance.

     10. DECLARATION OF TRUST. The Adviser agrees that for services rendered to a Fund, or for any claim by it in connection with services rendered to a Fund, it shall look only to assets of that Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

     11. GOVERNING LAW. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Delaware.

     12. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     13. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and with such approvals as required by applicable law.

                [THE REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST:                                    ASTON FUNDS ON BEHALF OF THE SERIES SET
                                           FORTH IN SCHEDULE A

                                           By: -------------------------------------

                                           Title: ----------------------------------
-----------------------------------------

ATTEST:                                    ABN AMRO ASSET MANAGEMENT, INC.

                                           By: -------------------------------------

                                           Title: ----------------------------------
-----------------------------------------

                                   SCHEDULE A


FUND                                EFFECTIVE DATE                 INITIAL TERM
----                                --------------                 ------------
[FUND]                             __________, 2008             December 31, 2009

                          YOUR VOTE IS VERY IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN THIS
                                PROXY CARD IN THE
                            ENCLOSED ENVELOPE TODAY.

                                     YOUR PROXY VOTE IS IMPORTANT!

                                     AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                     PHONE OR THE INTERNET.

                                     IT SAVES MONEY! TELEPHONE AND INTERNET
                                     VOTING SAVES POSTAGE COSTS. THESE SAVINGS
                                     CAN HELP MINIMIZE FUND EXPENSES.

                                     IT SAVES TIME! TELEPHONE AND INTERNET
                                     VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                     IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                     1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                     HAND.

                                     2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                     WEBSITE: WWW.PROXY-DIRECT.COM

                                     3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                     SHADED BOX FROM YOUR PROXY CARD.

                                     4. FOLLOW THE RECORDED OR ON-SCREEN
                                     DIRECTIONS.

                                     5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                     VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                              ASTON FUNDS                             PROXY
                    ASTON/ABN AMRO INVESTOR MONEY MARKET FUND
    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 28, 2008 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ASTON FUNDS

The undersigned hereby appoints Teresa Hamlin and Emily Harris, and each of them, as proxies, with the power to appoint her substitute, and hereby authorizes them to represent and to vote all shares of Aston/ABN AMRO Investor Money Market Fund (the "Fund") held of record by the undersigned on January 3, 2008, at the Special Meeting of Shareholders to be held on February 28, 2008 at 9:00 a.m. Eastern time, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given. Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM
                                     VOTE VIA THE TELEPHONE: 1-866-241-6192

                                     -------------------   ---------------------

                                     NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                                     -------------------------------------------
                                     Signature


                                     -------------------------------------------
                                     Signature (if held jointly)

                                     -------------------------------------------
                                     Date                     18457_AST_122407_A

                          YOUR VOTE IS VERY IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN THIS
                                PROXY CARD IN THE
                            ENCLOSED ENVELOPE TODAY.

                                     YOUR PROXY VOTE IS IMPORTANT!

                                     AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                     PHONE OR THE INTERNET.

                                     IT SAVES MONEY! TELEPHONE AND INTERNET
                                     VOTING SAVES POSTAGE COSTS. THESE SAVINGS
                                     CAN HELP MINIMIZE FUND EXPENSES.

                                     IT SAVES TIME! TELEPHONE AND INTERNET
                                     VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                     IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                     1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                     HAND.

                                     2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                     WEBSITE: WWW.PROXY-DIRECT.COM

                                     3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                     SHADED BOX FROM YOUR PROXY CARD.

                                     4. FOLLOW THE RECORDED OR ON-SCREEN
                                     DIRECTIONS.

                                     5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                     VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                              ASTON FUNDS                             PROXY
                     ABN AMRO GOVERNMENT MONEY MARKET FUND
    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 28, 2008 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ASTON FUNDS

The undersigned hereby appoints Teresa Hamlin and Emily Harris, and each of them, as proxies, with the power to appoint her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Government Money Market Fund (the "Fund") held of record by the undersigned on January 3, 2008, at the Special Meeting of Shareholders to be held on February 28, 2008 at 9:00 a.m. Eastern time, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given. Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM
                                     VOTE VIA THE TELEPHONE: 1-866-241-6192

                                     -------------------   ---------------------

                                     NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                                     -------------------------------------------
                                     Signature


                                     -------------------------------------------
                                     Signature (if held jointly)

                                     -------------------------------------------
                                     Date                     18457_AST_122407_B

                          YOUR VOTE IS VERY IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN THIS
                                PROXY CARD IN THE
                            ENCLOSED ENVELOPE TODAY.

                                     YOUR PROXY VOTE IS IMPORTANT!

                                     AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                     PHONE OR THE INTERNET.

                                     IT SAVES MONEY! TELEPHONE AND INTERNET
                                     VOTING SAVES POSTAGE COSTS. THESE SAVINGS
                                     CAN HELP MINIMIZE FUND EXPENSES.

                                     IT SAVES TIME! TELEPHONE AND INTERNET
                                     VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                     IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                     1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                     HAND.

                                     2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                     WEBSITE: WWW.PROXY-DIRECT.COM

                                     3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                     SHADED BOX FROM YOUR PROXY CARD.

                                     4. FOLLOW THE RECORDED OR ON-SCREEN
                                     DIRECTIONS.

                                     5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                     VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                              ASTON FUNDS                             PROXY
                 ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND
    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 28, 2008 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ASTON FUNDS

The undersigned hereby appoints Teresa Hamlin and Emily Harris, and each of them, as proxies, with the power to appoint her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Institutional Prime Money Market Fund (the "Fund") held of record by the undersigned on January 3, 2008, at the Special Meeting of Shareholders to be held on February 28, 2008 at 9:00 a.m. Eastern time, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given. Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM
                                     VOTE VIA THE TELEPHONE: 1-866-241-6192

                                     -------------------   ---------------------

                                     NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                                     -------------------------------------------
                                     Signature


                                     -------------------------------------------
                                     Signature (if held jointly)

                                     -------------------------------------------
                                     Date                     18457_AST_122407_C

                          YOUR VOTE IS VERY IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN THIS
                                PROXY CARD IN THE
                            ENCLOSED ENVELOPE TODAY.

                                     YOUR PROXY VOTE IS IMPORTANT!

                                     AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                     PHONE OR THE INTERNET.

                                     IT SAVES MONEY! TELEPHONE AND INTERNET
                                     VOTING SAVES POSTAGE COSTS. THESE SAVINGS
                                     CAN HELP MINIMIZE FUND EXPENSES.

                                     IT SAVES TIME! TELEPHONE AND INTERNET
                                     VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                     IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                     1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                     HAND.

                                     2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                     WEBSITE: WWW.PROXY-DIRECT.COM

                                     3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                     SHADED BOX FROM YOUR PROXY CARD.

                                     4. FOLLOW THE RECORDED OR ON-SCREEN
                                     DIRECTIONS.

                                     5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                     VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                              ASTON FUNDS                             PROXY
                           ABN AMRO MONEY MARKET FUND
    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 28, 2008 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ASTON FUNDS

The undersigned hereby appoints Teresa Hamlin and Emily Harris, and each of them, as proxies, with the power to appoint her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Money Market Fund (the "Fund") held of record by the undersigned on January 3, 2008, at the Special Meeting of Shareholders to be held on February 28, 2008 at 9:00 a.m. Eastern time, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given. Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM
                                     VOTE VIA THE TELEPHONE: 1-866-241-6192

                                     -------------------   ---------------------

                                     NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                                     -------------------------------------------
                                     Signature


                                     -------------------------------------------
                                     Signature (if held jointly)

                                     -------------------------------------------
                                     Date                     18457_AST_122407_D

                          YOUR VOTE IS VERY IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN THIS
                                PROXY CARD IN THE
                            ENCLOSED ENVELOPE TODAY.

                                     YOUR PROXY VOTE IS IMPORTANT!

                                     AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                     PHONE OR THE INTERNET.

                                     IT SAVES MONEY! TELEPHONE AND INTERNET
                                     VOTING SAVES POSTAGE COSTS. THESE SAVINGS
                                     CAN HELP MINIMIZE FUND EXPENSES.

                                     IT SAVES TIME! TELEPHONE AND INTERNET
                                     VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                     IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                     1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                     HAND.

                                     2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                     WEBSITE: WWW.PROXY-DIRECT.COM

                                     3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                     SHADED BOX FROM YOUR PROXY CARD.

                                     4. FOLLOW THE RECORDED OR ON-SCREEN
                                     DIRECTIONS.

                                     5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                     VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                              ASTON FUNDS                             PROXY
                      ABN AMRO TAX-EXEMPT MONEY MARKET FUND
    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 28, 2008 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ASTON FUNDS

The undersigned hereby appoints Teresa Hamlin and Emily Harris, and each of them, as proxies, with the power to appoint her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Tax-Exempt Money Market Fund (the "Fund") held of record by the undersigned on January 3, 2008, at the Special Meeting of Shareholders to be held on February 28, 2008 at 9:00 a.m. Eastern time, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given. Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM
                                     VOTE VIA THE TELEPHONE: 1-866-241-6192

                                     -------------------   ---------------------

                                     NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                                     -------------------------------------------
                                     Signature


                                     -------------------------------------------
                                     Signature (if held jointly)

                                     -------------------------------------------
                                     Date                     18457_AST_122407_E

                          YOUR VOTE IS VERY IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN THIS
                                PROXY CARD IN THE
                            ENCLOSED ENVELOPE TODAY.

                                     YOUR PROXY VOTE IS IMPORTANT!

                                     AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                     PHONE OR THE INTERNET.

                                     IT SAVES MONEY! TELEPHONE AND INTERNET
                                     VOTING SAVES POSTAGE COSTS. THESE SAVINGS
                                     CAN HELP MINIMIZE FUND EXPENSES.

                                     IT SAVES TIME! TELEPHONE AND INTERNET
                                     VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                     IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                     1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                     HAND.

                                     2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                     WEBSITE: WWW.PROXY-DIRECT.COM

                                     3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                     SHADED BOX FROM YOUR PROXY CARD.

                                     4. FOLLOW THE RECORDED OR ON-SCREEN
                                     DIRECTIONS.

                                     5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                     VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                              ASTON FUNDS                             PROXY
                       ABN AMRO TREASURY MONEY MARKET FUND
    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 28, 2008 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ASTON FUNDS

The undersigned hereby appoints Teresa Hamlin and Emily Harris, and each of them, as proxies, with the power to appoint her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Treasury Money Market Fund (the "Fund") held of record by the undersigned on January 3, 2008, at the Special Meeting of Shareholders to be held on February 28, 2008 at 9:00 a.m. Eastern time, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given. Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM
                                     VOTE VIA THE TELEPHONE: 1-866-241-6192

                                     -------------------   ---------------------

                                     NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                                     -------------------------------------------
                                     Signature


                                     -------------------------------------------
                                     Signature (if held jointly)

                                     -------------------------------------------
                                     Date                     18457_AST_122407_F

                          YOUR VOTE IS VERY IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN THIS
                                PROXY CARD IN THE
                            ENCLOSED ENVELOPE TODAY.

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ASTON FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE
PROPOSAL.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

1.   To approve a new Investment Advisory Agreement      FOR   AGAINST   ABSTAIN
     between the Trust, on behalf of the Fund, and ABN   [ ]     [ ]       [ ]
     AMRO Asset Management, Inc.

                                 18457_AST_A_F